Exhibit 99.12

                                                                EXECUTION COPY
                                                                --------------


===============================================================================





                         GSAA HOME EQUITY TRUST 2006-8

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2006-8

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.
                                  as Assignor


                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2006-8
                                  as Assignee


                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                  as Servicer



                            and as acknowledged by

                            WELLS FARGO BANK, N.A.
                              as Master Servicer


                                  Dated as of
                                April 28, 2006








===============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 28th day of April, 2006 (this "Assignment Agreement"), among Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-8 (the "Assignee"), JPMorgan Chase Bank, National Association (the "Servicer"), GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, N.A., as master servicer (the "Master Servicer").

          WHEREAS, the Assignor and the Servicer have entered into the Comprehensive Amended and Restated Servicing Agreement, dated as of September 1, 2005 (the "Servicing Agreement") and the Comprehensive Amended and Restated Flow Mortgage Servicing Rights Purchase Agreement, dated as of July 1, 2004 (the "Rights Purchase Agreement");

          WHEREAS, GSMC has agreed to assign and convey certain mortgage loans (the "Mortgage Loans") as of March 23, 2006, in accordance with the Rights Purchase Agreement, which Mortgage Loans are subject to the provisions of the Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 28, 2006 (the "GSMC Assignment Agreement");

          WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

          WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Depositor, U.S. Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as custodians and Wells Fargo Bank, N.A., as Master Servicer and securities administrator, the Assignor will transfer the Mortgage Loans to the Assignee, and has transferred, as of April 1, 2006, the Assignor's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

          NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after April 1, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

          (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans or the Servicing Agreement since the date of the Servicing Agreement.

          2. Accuracy of the Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement,
(ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as previously disclosed in the GSMC Assignment Agreement, the Servicing Agreement has not been amended or modified in any respect and
(iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Sections 7.01 and 7.02 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

          3. Recognition of Assignee.

          (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

          (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

          (c) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            Wells Fargo Bank, N.A.
            ABA #: 121000248
            For credit to: SAS Clearing
            Acct #: 3970771416
            FFC to: GSAA 2006-7 Acct #50913900

          (d) Monthly Reporting

          Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the fifteenth (15th) calendar day of each month (or if such fifteenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in the format set forth in Exhibit 3 (or in such other format mutually agreed-upon between the Servicer and Master Servicer), (b) default loan data in the format set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit 5 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause (i)(c) above.

          4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

          (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

          (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

          (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

          (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

          (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

          (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

          (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

          It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

          6. Termination; Optional Clean-Up Call.

          In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

          In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

          In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Trustee shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

          7. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

          8. Governing Law.

          THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

          EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER,

OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

          9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a) in the case of the Servicer,

                  JPMorgan Chase Bank, National Association
                  c/o Chase Home Finance LLC
                  10790 Rancho Bernardo Road
                  San Diego, California 92127
                  Attention:  Cindy L. Dunks
                  Telecopy:  (858) 605-3666

                  With a copy to:

                  JPMorgan Chase Bank, National Association
                  c/o Chase Home Finance LLC
                  194 Wood Avenue South
                  Iselin, New Jersey  08830
                  Attention:  General Counsel
                  Telecopy:  (732) 452-8035

or such other address as may hereafter be furnished by the Servicer;

          (b) in the case of the Master Servicer,

                  Wells Fargo Bank, N.A.
                  P.O. Box 98
                  Columbia, Maryland 21046
                  Attention: GSAA 2006-8

                  Or in the case of overnight deliveries:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road,
                  Columbia, Maryland 21045
                  Attention: GSAA 2006-8

or such address as may hereafter be furnished by the Master Servicer;

          (c) in the case of the Trustee or the Assignee,

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place,
                  Santa Ana, California 92705-4934
                  Attention: Trust Administration - GS0608
                  Tel.: (714) 247-6000


or such other address as may hereafter be furnished by the Trustee or Assignee; and

          (d) in the case of the Assignor,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention: William Moliski
                  Tel.: (212) 357-8721
                  Fax: (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

          10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          11. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

          12. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

          13. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-8, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-8, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-8, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-8 under this Assignment Agreement, the Trust Agreement or any related document.

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.



                              GS MORTGAGE SECURITIES CORP.




                              By:        /s/ Michelle Gill
                                 -------------------------
                                 Name:   Michelle Gill
                                 Title:  Vice President



                              DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee




                              By:        /s/ Amy Stoddard
                                 -------------------------
                                 Name:   /s/ Amy Stoddard
                                 Title:  Authorized Signer




                              JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Servicer



                              By:        /s/ Kim Urbanek
                                 -------------------------
                                 Name:   Kim Urbanek
                                 Title:  Assistant Vice President




Acknowledged and Agreed:
WELLS FARGO BANK, N.A.,
as Master Servicer



By:         /s/ Patricia M. Russo
   ------------------------------
   Name:    Patricia M. Russo
   Title:   Vice President


                             JPMorgan Step 2 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule

   [On File with the Securities Administrator as provided by the Depositor]



                                     1-1

                                   EXHIBIT 2

                              Servicing Agreement

                         [On File with the Depositor]



                                     2-1

                                   EXHIBIT 3

     Standard File Layout - Master Servicing



Column Name       Description                      Decimal  Format Comment               Max
                                                                                         Size
---------------------------------------------------------------------------------------------
SER_INVESTOR_NBR  A value assigned by the                   Text up to 10 digits         20
                  Servicer to define a group of
                  loans.
---------------------------------------------------------------------------------------------
LOAN_NBR          A unique identifier assigned              Text up to 10 digits         10
                  to each loan by the investor.
---------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR A unique number assigned to a             Text up to 10 digits         10
                  loan by the Servicer.  This
                  may be different than the
                  LOAN_NBR.
---------------------------------------------------------------------------------------------
BORROWER_NAME     The borrower name as received             Maximum length of 30         30
                  in the file.  It is not                   (Last, First)
                  separated by first and last
                  name.
---------------------------------------------------------------------------------------------
SCHED_PAY_AMT     Scheduled monthly principal       2       No commas(,) or dollar       11
                  and scheduled interest payment            signs ($)
                  that a borrower is expected to
                  pay, P&I constant.
---------------------------------------------------------------------------------------------
NOTE_INT_RATE     The loan interest rate as         4       Max length of 6               6
                  reported by the Servicer.
---------------------------------------------------------------------------------------------
NET_INT_RATE      The loan gross interest rate      4       Max length of 6               6
                  less the service fee rate as
                  reported by the Servicer.
---------------------------------------------------------------------------------------------
SERV_FEE_RATE     The servicer's fee rate for a     4       Max length of 6               6
                  loan as reported by the
                  Servicer.
---------------------------------------------------------------------------------------------
SERV_FEE_AMT      The servicer's fee amount for     2       No commas(,) or dollar       11
                  a loan as reported by the                 signs ($)
                  Servicer.
---------------------------------------------------------------------------------------------
NEW_PAY_AMT       The new loan payment amount as    2       No commas(,) or dollar       11
                  reported by the Servicer.                 signs ($)
---------------------------------------------------------------------------------------------
NEW_LOAN_RATE     The new loan rate as reported     4       Max length of 6               6
                  by the Servicer.
---------------------------------------------------------------------------------------------
ARM_INDEX_RATE    The index the Servicer is         4       Max length of 6               6
                  using to calculate a
                  forecasted rate.
---------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL The borrower's actual             2       No commas(,) or dollar       11
                  principal balance at the                  signs ($)
                  beginning of the processing
                  cycle.
---------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL The borrower's actual             2       No commas(,) or dollar       11
                  principal balance at the end              signs ($)
                  of the processing cycle.
---------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DU  The date at the end of                    MM/DD/YYYY                   10
E_DATE            processing cycle that the
                  borrower's next payment is due
                  to the Servicer, as reported
                  by Servicer.
---------------------------------------------------------------------------------------------
SERV_CURT_AMT_1   The first curtailment amount      2       No commas(,) or dollar       11
                  to be applied.                            signs ($)
---------------------------------------------------------------------------------------------
SERV_CURT_DATE_1  The curtailment date                      MM/DD/YYYY                   10
                  associated with the first
                  curtailment amount.
---------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1   The curtailment interest on       2       No commas(,) or dollar       11
                  the first curtailment amount,             signs ($)
                  if applicable.
---------------------------------------------------------------------------------------------
SERV_CURT_AMT_2   The second curtailment amount     2       No commas(,) or dollar       11
                  to be applied.                            signs ($)
---------------------------------------------------------------------------------------------
SERV_CURT_DATE_2  The curtailment date                      MM/DD/YYYY                   10
                  associated with the second
                  curtailment amount.
---------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2   The curtailment interest on       2       No commas(,) or dollar       11
                  the second curtailment amount,            signs ($)
                  if applicable.
---------------------------------------------------------------------------------------------
SERV_CURT_AMT_3   The third curtailment amount      2       No commas(,) or dollar       11
                  to be applied.                            signs ($)
---------------------------------------------------------------------------------------------
SERV_CURT_DATE_3  The curtailment date                      MM/DD/YYYY                   10
                  associated with the third
                  curtailment amount.
---------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3    The curtailment interest on       2       No commas(,) or dollar       11
                  the third curtailment amount,             signs ($)
                  if applicable.
---------------------------------------------------------------------------------------------
PIF_AMT           The loan "paid in full" amount    2       No commas(,) or dollar       11
                  as reported by the Servicer.              signs ($)
---------------------------------------------------------------------------------------------

                                     2-1


PIF_DATE          The paid in full date as                  MM/DD/YYYY                   10
                  reported by the Servicer.
---------------------------------------------------------------------------------------------
ACTION_CODE       The standard FNMA numeric code            Action Code Key:              2
                  used to indicate the default/             15=Bankruptcy,
                  delinquent status of a particular         60=PIF,
                  loan.                                     63=Substitution,
                                                            65=Repurchase, 70=REO
---------------------------------------------------------------------------------------------
INT_ADJ_AMT       The amount of the interest        2       No commas(,) or dollar       11
                  adjustment as reported by the             signs ($)
                  Servicer.
---------------------------------------------------------------------------------------------
SOLDIER_SAILOR_AD The Soldier and Sailor            2       No commas(,) or dollar       11
J_AMT             Adjustment amount, if                     signs ($)
                  applicable.
---------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT  The Non Recoverable Loan          2       No commas(,) or dollar       11
                  Amount, if applicable.                    signs ($)
---------------------------------------------------------------------------------------------
LOAN_LOSS_AMT     The amount the Servicer is        2       No commas(,) or dollar       11
                  passing as a loss, if                     signs ($)
                  applicable.
---------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BA The scheduled outstanding         2       No commas(,) or dollar       11
L                 principal amount due at the               signs ($)
                  beginning of the cycle date to
                  be passed through to investors.
---------------------------------------------------------------------------------------------
SCHED_END_PRIN_BA The scheduled principal           2       No commas(,) or dollar       11
L                 balance due to investors at               signs ($)
                  the end of a processing cycle.
---------------------------------------------------------------------------------------------
SCHED_PRIN_AMT    The scheduled principal amount    2       No commas(,) or dollar       11
                  as reported by the Servicer               signs ($)
                  for the current cycle -- only
                  applicable for
                  Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------
SCHED_NET_INT     The scheduled gross interest      2       No commas(,) or dollar       11
                  amount less the service fee               signs ($)
                  amount for the current cycle as
                  reported by the Servicer -- only
                  applicable for Scheduled/
                  Scheduled Loans.
---------------------------------------------------------------------------------------------
ACTL_PRIN_AMT     The actual principal amount       2       No commas(,) or dollar       11
                  collected by the Servicer for             signs ($)
                  the current reporting cycle --
                  only applicable for
                  Actual/Actual Loans.
---------------------------------------------------------------------------------------------
ACTL_NET_INT      The actual gross interest         2       No commas(,) or dollar       11
                  amount less the service fee               signs ($)
                  amount for the current
                  reporting cycle as reported by
                  the Servicer -- only
                  applicable for Actual/Actual
                  Loans.
---------------------------------------------------------------------------------------------
PREPAY_PENALTY_   The penalty amount received       2       No commas(,) or dollar       11
AMT               when a borrower prepays on his            signs ($)
                  loan as reported by the
                  Servicer.
---------------------------------------------------------------------------------------------
PREPAY_PENALTY_   The prepayment penalty amount     2       No commas(,) or dollar       11
WAIVED            for the loan waived by the                signs ($)
                  servicer.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
MOD_DATE          The Effective Payment Date of             MM/DD/YYYY                   10
                  the Modification for the loan.
---------------------------------------------------------------------------------------------
MOD_TYPE          The Modification Type.                    Varchar - value can be       30
                                                            alpha or numeric
---------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANC The current outstanding           2       No commas(,) or dollar       11
E_AMT             principal and interest                    signs ($)
                  advances made by Servicer.
---------------------------------------------------------------------------------------------


                                     2-2

                                   EXHIBIT 4


Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------
Column/Header Name                             Description                Decimal Format
                                                                                  Comment
----------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by
                                the Servicer.  This may be different
                                than the LOAN_NBR
----------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each
                                loan by the originator.
----------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
----------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by
                                an external servicer to identify a group
                                of loans in their system.
----------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
----------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
----------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
----------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
----------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
----------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next                 MM/DD/YYYY
                                payment is due to the servicer
                                at the end of processing cycle, as
                                reported by Servicer.
----------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim            MM/DD/YYYY
                                was filed.
----------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy
                                was filed.
----------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to
                                the bankruptcy filing.
----------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy          MM/DD/YYYY
                                has been approved by the courts
----------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                 MM/DD/YYYY
                                Bankruptcy. Either by Dismissal,
                                Discharged and/or a Motion For
                                Relief Was Granted.
----------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was                  MM/DD/YYYY
                                Approved By The Servicer
----------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved
                                For A Loan Such As;
----------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is             MM/DD/YYYY
                                Scheduled To End/Close
----------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is                   MM/DD/YYYY
                                Actually Completed
----------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to               MM/DD/YYYY
                                the servicer with instructions
                                to begin foreclosure proceedings.
----------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to             MM/DD/YYYY
                                Pursue Foreclosure
----------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney          MM/DD/YYYY
                                in a Foreclosure Action
----------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is           MM/DD/YYYY
                                expected to occur.
----------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.          MM/DD/YYYY
----------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the        2    No
                                foreclosure sale.                                 commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction          MM/DD/YYYY
                                of the borrower.
----------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal                  MM/DD/YYYY
                                possession of the property
                                from the borrower.
----------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is        2    No
                                marketed.                                         commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a           MM/DD/YYYY
                                particular price.
----------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO      2    No
                                property.                                         commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA               MM/DD/YYYY
                                Admin or by the Servicer.
----------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is          MM/DD/YYYY
                                scheduled to close.
----------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                           MM/DD/YYYY
----------------------------------------------------------------------------------------------


                                 Page 1 of 22
          Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance
                            of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com



OCCUPANT_CODE                   Classification of how the property is
                                occupied.
----------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of
                                the property.
----------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is                MM/DD/YYYY
                                performed.
----------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                  MM/DD/YYYY
----------------------------------------------------------------------------------------------
CURR_PROP_VAL                    The current "as is" value of the            2
                                property based on brokers price opinion
                                or appraisal.
----------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth       2
                                if repairs are completed pursuant to a
                                broker's price opinion or appraisal.
----------------------------------------------------------------------------------------------
If applicable:
----------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower
                                to stop paying on a loan. Code indicates
                                the reason why the loan is in default for
                                this cycle.
----------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed           MM/DD/YYYY
                                With Mortgage Insurance Company.
----------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed          No
                                                                                  commas(,)
                                                                                  or
                                                                                  dollar
                                                                                  signs
                                                                                  ($)
----------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company                   MM/DD/YYYY
                                Disbursed Claim Payment
----------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid       2    No
                                On Claim                                          commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance          MM/DD/YYYY
                                Company
----------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool              2    No
                                Insurance Company                                 commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was          MM/DD/YYYY
                                Issued By The Pool Insurer
----------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance       2    No
                                Company                                           commas(,)
                                                                                  or dollar
                                                                                  signs ($)
----------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD         MM/DD/YYYY
----------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed            2    No
                                                                                  commas(,)
                                                                                  or
                                                                                  dollar
                                                                                  signs
                                                                                  ($)
----------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment          MM/DD/YYYY
----------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim             2    No
                                                                                  commas(,)
                                                                                  or
                                                                                  dollar
                                                                                  signs
                                                                                  ($)
----------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With             MM/DD/YYYY
                                 HUD
----------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed            2    No
                                                                                  commas(,)
                                                                                  or
                                                                                  dollar
                                                                                  signs
                                                                                  ($)
----------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim                  MM/DD/YYYY
                                 Payment
----------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim             2    No
                                                                                  commas(,)
                                                                                  or
                                                                                  dollar
                                                                                  signs
                                                                                  ($)
----------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the                  MM/DD/YYYY
                                Veterans Admin
----------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim           MM/DD/YYYY
                                Payment
----------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim     2     No
                                                                                  commas(,)
                                                                                  or
                                                                                  dollar
                                                                                  signs
                                                                                  ($)
----------------------------------------------------------------------------------------------


Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as
    -------------
follows:

     o     ASUM-    Approved Assumption
     o     BAP-     Borrower Assistance Program
     o     CO-      Charge Off
     o     DIL-     Deed-in-Lieu
     o     FFA-     Formal Forbearance Agreement
     o     MOD-     Loan Modification
     o     PRE-     Pre-Sale
     o     SS-      Short Sale
     o     MISC-    Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

     o     Mortgagor
     o     Tenant
     o     Unknown
     o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

     o     Damaged
     o     Excellent
     o     Fair
     o     Gone
     o     Good
     o     Poor
     o     Special Hazard
     o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency
    ---------------------------
as follows:

               Delinquency Code Delinquency Description
               --------------------------------------------------------
               001              FNMA-Death of principal mortgagor
               --------------------------------------------------------
               002              FNMA-Illness of principal mortgagor
               --------------------------------------------------------
               003              FNMA-Illness of mortgagor's family
                                member
               --------------------------------------------------------
               004              FNMA-Death of mortgagor's family
                                member
               --------------------------------------------------------
               005              FNMA-Marital difficulties
               --------------------------------------------------------
               006              FNMA-Curtailment of income
               --------------------------------------------------------
               007              FNMA-Excessive Obligation
               --------------------------------------------------------
               008              FNMA-Abandonment of property
               --------------------------------------------------------
               009              FNMA-Distant employee transfer
               --------------------------------------------------------
               011              FNMA-Property problem
               --------------------------------------------------------
               012              FNMA-Inability to sell property
               --------------------------------------------------------
               013              FNMA-Inability to rent property
               --------------------------------------------------------
               014              FNMA-Military Service
               --------------------------------------------------------
               015              FNMA-Other
               --------------------------------------------------------
               016              FNMA-Unemployment
               --------------------------------------------------------
               017              FNMA-Business failure
               --------------------------------------------------------
               019              FNMA-Casualty loss
               --------------------------------------------------------
               022              FNMA-Energy environment costs
               --------------------------------------------------------
               023              FNMA-Servicing problems
               --------------------------------------------------------
               026              FNMA-Payment adjustment
               --------------------------------------------------------
               027              FNMA-Payment dispute
               --------------------------------------------------------
               029              FNMA-Transfer of ownership pending
               --------------------------------------------------------
               030              FNMA-Fraud
               --------------------------------------------------------
               031              FNMA-Unable to contact borrower
               --------------------------------------------------------
               INC              FNMA-Incarceration
               --------------------------------------------------------

                                   EXHIBIT 5

                     REALIZED LOSS CALCULATION INFORMATION

                        WELLS FARGO BANK, N.A. Form 332



Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.    The actual Unpaid Principal Balance of the Mortgage Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

          Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance
                            of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

10.   The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.   The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

          Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance
                            of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

                            WELLS FARGO BANK, N.A.
                         CALCULATION OF REALIZED LOSS


        WELLS FARGO BANK, N.A. Trust: ___________________________


        Prepared by: __________________ Date: _______________

        Phone: ______________________

        Servicer Loan No.            Servicer Name     Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan   $ _______________(1)
Interest accrued at Net Rate                       ________________(2)
Attorney's Fees                                    ________________(3)
Taxes                                              ________________(4)
Property Maintenance                               ________________(5)
MI/Hazard Insurance Premiums                       ________________(6)
Hazard Loss Expenses                               ________________(7)
Accrued Servicing Fees                             ________________(8)
Other (itemize)                                    ________________(9)
                                                   $ ________________



Total Expenses                                     $______________(10)
Credits:
Escrow Balance                                     $ ______________(11)
HIP Refund                                         ________________(12)
Rental Receipts                                    ________________(13)
Hazard Loss Proceeds                               ________________(14)
Primary Mortgage Insurance Proceeds                ________________(15)
Proceeds from Sale of Acquired Property            ________________(16)

          Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance
                            of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Other (itemize)                                    ________________(17)

                                                   ________________

                                                   ________________

Total Credits                                     $________________(18)

           Total Realized Loss (or Amount of Gain) $________________

          Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance
                            of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com